Exhibit 10.1(a)
Confidential Treatment Requested

AMENDMENT NO. 4 TO GENERAL PURCHASE AGREEMENT

This Amendment No. 4 to General Purchase Agreement ("Amendment 4") is made and entered into this 23rd day of March, 2011 (the “Fourth Amendment Effective Date"), by and between Alcatel-Lucent USA Inc. (formerly known as Lucent Technologies Inc.), a Delaware corporation (“Alcatel-Lucent” or “Seller”) having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and MetroPCS Wireless, Inc., a Delaware corporation (“Customer”), having an office at 2250 Lakeside Boulevard, Richardson, Texas 75082.
RECITALS

WHEREAS, Customer and Seller entered into that certain General Purchase Agreement, effective as of June 6, 2005 (the "Original Agreement");

WHEREAS, Customer and Seller entered into an Amendment No. 1 to the Agreement, dated September 30, 2005; and

WHEREAS, Customer and Seller entered into an Amendment No. 2 to the Agreement, dated November 10, 2005;

WHEREAS, Customer and Seller entered into an Amendment No. 3 to the Agreement, dated December 3, 2007 (the Original Agreement as amended by Amendments Nos. 1-3, the “Agreement”);

WHEREAS, Customer and Seller want to further modify certain provisions of the Agreement solely relating to Attachment L-Messaging and notice addresses for the Parties, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree to the foregoing and as follows:

1.    INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Amendment 4 and made a part hereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

2.    AMENDMENTS.

2.1 Attachment L - Messaging. Attachment L, as modified per Amendment No. 3, shall be deleted in its entirety and the following new Attachment L, attached hereto as
Schedule 1, shall be substituted therefore.
*** Where this marking appears throughout this Exhibit 10.1(a), information has been omitted pursuant to a request for
confidential treatment and such information has been filed
with the Securities and Exchange Commission separately.

Alcatel-Lucent/MetroPCS Proprietary Information
1

2.2    Section 1.22, Notices. The contact information for notice recipients in Section 1.22, Notices, of the Agreement is deleted in its entirety and replaced with the following:

To Seller:    Alcatel-Lucent USA Inc.
2003 Three Meadows Road
Greensboro, N. C. 27455
***
***

Copy To:    Alcatel-Lucent USA Inc.
2400 Dallas Parkway, Suite 505
Plano, Texas 75093
***
***

To Customer:    MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082-4304
***
***
***

Copy To:    MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082-4304
***
***

3.    MISCELLANEOUS. Except for Attachment L and Section 1.22 of the Agreement which are expressly modified herein, all of the other terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified. In case of any conflict between the provisions of this Amendment 4 and those of the Agreement, the provisions of this Amendment 4 will take precedence on and after the Fourth Amendment Effective Date. This Amendment 4 and the non-conflicting terms of the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous understandings (both written and oral) between Seller and Customer with respect to such subject matter.

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IN WITNESS WHEREOF, the Parties have caused this Amendment 4 to be executed by their duly authorized representatives as of the Fourth Amendment Effective Date.

METROPCS WIRELESS, INC.	ALCATEL-LUCENT USA INC. (formerly known as Lucent Technologies Inc.)
By: /s/ Roger D. Linquist	By: /s/ Matthew Keil
Name: Roger D. Linquist	Name: Matthew Keil
Title: President & CEO	Title: National Sales Director
Date: 4/17/11	Date: 4/25/11

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3

ATTACHMENT L

MESSAGING

1.1 Scope. This Attachment and the following Appendices contain the prices and additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable to Purchase Orders for Seller's Messaging Products and Services identified herein. To the extent of any inconsistency between a specific term of this Attachment and a specific term of the Agreement, the term of this Attachment shall govern, but only with respect to the Products and Services described herein.

Appendix 1    Prices for Converged Messaging System (CMS)® Traditional Voice Mailbox
Appendix 2    Integration Services
Appendix 3     Microsoft End User License Agreement

1.2 Definitions. In addition to the definitions set forth in Section 1.1 of the Agreement, the following terms in this Attachment shall have the meanings ascribed to them below.

1.2.1 “Capacity On Demand (COD) Software”, "COD Software" or “Software with COD” means Software that determines the capacity of Seller's Messaging Products to, among other things, store messages, create mailboxes and add functionality to mailboxes. Software with COD may be enabled at the time of manufacture or remotely after installation, in incremental units of capacity, for the prices set forth in Appendix 1.
1.2.3 “Messaging Product Commitment Period” means the period from the Amendment No. 4 Date through December 31, 2012.
1.2.4    “Enablement Date” and “Day of Enablement” means the date on which Seller remotely activates COD Software.
1.2.5 "Messaging Product" means a voice, text or multimedia Product as set forth in this Attachment.
1.2.6 "Messaging Software" means voice, text or multimedia Software described or listed in this Attachment.
1.2.7 "Messaging Services" means Services (integration, maintenance, data migration, etc.) related to Messaging Products or Messaging Software.
1.2.8    “Pocket Markets” means the following counties in Connecticut, Massachusetts and New York: Hartford, CT; Litchfield, CT; Middlesex, CT; New Haven, CT; Tolland, CT; Berkshire, MA; Franklin, MA; Hampden, MA; Hampshire, MA; Dutchess, NY; and Ulster, NY
1.2.9 “System” means, collectively, any Messaging Product (or component thereof) and Messaging Software composing a voice messaging system, such as the Converged Messaging System (CMS) ® (formerly known as the AnyPath ® System).

1.3 Warranty. For COD Software, the Warranty Period begins *** . The Warranty Period for any Messaging Product or Messaging Software is the Warranty Period set forth in the Agreement. The

Alcatel-Lucent/MetroPCS Proprietary Information

Warranty Period for any Messaging Product or Messaging Software (or part thereof) repaired or replaced under the warranty provisions of the Agreement is the *** . Warranty for Services shall be as set forth in Section 4.7 of the Agreement. During the Warranty Period for Messaging Products and Messaging Software, *** .

Seller makes no warranty with respect to defective conditions or non-conformities of the COD Software resulting solely from a software application not provided by, recommended in writing by or not developed by Seller (“Non-Alcatel-Lucent Supplied Application”), including, but not limited to, any application developed using any Seller service creation environment product. In addition, Seller shall have no liability whatsoever for any failure, harm or loss to the extent caused solely by any Non-Alcatel-Lucent Supplied Application. The limitation of liability set forth in the foregoing sentence shall not apply to Seller's indemnification obligations under the Agreement.

Customer may order certain COD Software features, such as password reset, conference mailbox, skip password, magistrate mailbox and monitor mailbox, which when enabled could be improperly used in violation of privacy laws. By ordering such features, Customer assumes all responsibility for assuring the proper and lawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Seller's employees, agents, contractors or third parties and all liability for any improper or unlawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Seller's employees, agents, contractors or third parties.

1.4 Post-Warranty Maintenance. After the applicable Warranty Period, Customer may order maintenance Services, including remote support Services, for Messaging Products and Messaging Software under Attachment D to the Agreement for the prices stated in Appendix 1 to this Attachment.

1.5 Prices and Fees. The prices and fees for Messaging Products and Messaging Software provided by Seller are as set forth in Appendix 1 to this Attachment. *** . Transportation fees shall be charged in accordance with Section 1.12 of the Agreement.

1.6 Orders for COD Software. Purchase Orders for Messaging Products, Messaging Software and COD Software will be placed with Seller in accordance with Section 1.6 of the Agreement and paid for in accordance with Section 1.10 of the Agreement. Except for COD Software installed by Seller, shipment, delivery, and installation of remotely enabled COD Software will be deemed to have occurred on the Day of Enablement. COD Software will only be enabled or installed by Seller pursuant to Customer's written request or a Purchase Order. Seller will provide Customer with written notification that the COD Software has been remotely enabled within two (2) business days following the Day of Enablement. Orders for COD Software may not be canceled on or after the Day of Enablement.

1.7 Integration Services, Training and Documentation. At Customer's request, Seller will provide any or all of the installation, engineering, integration and data migration Services for the Converged Messaging System (CMS). A general description of such Services is included in Appendix 2, "Integration Services". The specific Messaging Services to be performed for Customer and associated fees will be described in one or more written statements of work based upon the scope of Messaging Services required by Customer. Each statement of work will be signed by representatives of both parties and will be deemed to incorporate the terms of the Agreement,

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including this Attachment.

Unless otherwise noted in the applicable Purchase Order, Customer will select, and Seller will provide to Customer the training, consultation Services and documentation included in the integration services described in Appendix 2, “Integration Services” at the prices stated in Appendix 1, "Prices".

1.8 Site Requirements. Seller will furnish specifications for power, physical and environmental requirements for the equipment room where Messaging Products and Messaging Software will be installed. Customer is responsible for ensuring that these specifications are met. In addition, Seller shall have no responsibility for complying with all building and electrical codes applicable to the equipment room unless Seller has undertaken this responsibility in writing, e.g., in a statement of work, in which case Seller shall be responsible for complying with Seller's responsibilities described in such statement of work (which may include procuring all building and electrical permits if so stated in such statement of work).

1.9 Technical Support Center.

During the Warranty Period for the Messaging Products and Messaging Software, Seller will provide Customer with on-line remote access *** to Seller's technical support services center (“TSSC"), staffed by Seller-certified technicians, for 24-hour, 7 days a week problem reporting and resolution (1-866-Lucent8). The TSSC will provide analysis for System malfunctions, including actions to verify a problem and the conditions under which the problem exists or recurs, and corrections.

1.10 Availability of Products, Maintenance Service and Parts. Continuing Product support for Messaging Products shall be in accordance with Section 2.6 of the Agreement.

1.11 Additional Software License Terms. In addition to the applicable Software license provisions of the Agreement, the following additional terms and conditions shall apply to Messaging Software:

1.11.1 COD Software. Each incremental unit of capacity for COD Software will be considered a separate item of Messaging Software that is licensed in object code form to Customer pursuant to the terms of the applicable Software license provisions of the Agreement. Only that COD Software that has been properly ordered from Seller, paid for by Customer, and whose enablement has been authorized and directed by Seller, will be licensed to Customer.

1.11.2 Only Seller May Enable Software Features. Only Seller is entitled to authorize the enablement of any COD Software. Customer shall not enable or attempt to enable any COD Software or features or capabilities inherent in the COD Software, and Customer shall not permit or assist any third party to do so. Seller represents and warrants to Customer that Seller will authorize and enable all features and/or capabilities of the COD Software ordered in the applicable Purchase Order.

1.11.3    Conditions for Enablement of Software Feature Products. As a condition of Seller's enablement of COD Software features and capabilities, Customer shall make available remote System-level access to Customer's Systems at a time and for a length of time mutually agreeable to both Customer and Seller subject to Customer's security and network access policies and the terms and conditions of the Agreement. *** .

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1.11.4 Third Party Software. Customer agrees to be bound by the terms and conditions of Appendix 3 to this Attachment. With regard to other third party software licensed to Customer under this Attachment, if the scope of the license and restrictions on use stated in the Agreement and Appendix 3 differ from the terms of any license agreement packaged with Software developed by a third party, *** . Appendix 1 contains a list of third-party Software that is bundled with the Converged Messaging System (CMS).

1.12 Internet Access. Customer acknowledges that the use of and connection to the Internet is inherently insecure and that connection to the Internet provides opportunity for unauthorized access by a third party to Customer's computer systems, networks and any and all information stored therein. Without limiting Seller's express warranties to Customer, Customer acknowledges and agrees that Seller makes no express or implied warranty or condition that its Systems are immune from or prevent fraudulent intrusion, unauthorized use or disclosure or loss of proprietary information. If Customer chooses to connect the Messaging Systems to the Internet, Customer does so at its own risk and is strongly advised to take steps to minimize unauthorized access though any Internet connection. EXCEPT AS PROVIDED IN SELLER'S EXPRESS WARRANTIES OR IN THE AGREEMENT, SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY FAILURE, HARM OR LOSS CAUSED BY OR ARISING FROM: (I) ANY UNAUTHORIZED ACCESS THROUGH AN INTERNET CONNECTION, REGARDLESS OF WHETHER A FIREWALL OR OTHER INTERNET SECURITY FEATURE IS INCLUDED WITH THE MESSAGING PRODUCT OR SOFTWARE; OR (II) CUSTOMER'S USE OF THE INTERNET INCLUDING WITHOUT LIMITATION ACCESSING AND DOWNLOADING ANY MATERIALS AVAILABLE ON THE INTERNET FOR USE ON OR IN CONNECTION WITH THE MESSAGING PRODUCT OR SOFTWARE. IN ADDITION, EXCEPT AS PROVIDED IN SELLER'S EXPRESS WARRANTIES OR IN THE AGREEMENT, SELLER SHALL NOT BE RESPONSIBLE FOR ANY DEGRADATION IN SYSTEM OR PRODUCT PERFORMANCE CAUSED DIRECTLY OR INDIRECTLY BY AN INTERNET CONNECTION.

1.13 Exclusivity. Subject to the further terms of the Agreement including, without limitation, the further terms of this Attachment L, *** . For the avoidance of doubt, *** . For the avoidance of doubt, *** . For the avoidance of doubt, *** .

*** :

*** .

*** .

*** .

*** .

*** .

Alcatel-Lucent/MetroPCS Proprietary Information

Nothwithstanding anything contained herein to the contrary, *** .

*** .

1.14 Roadmap. During the term of the Agreement Seller will provide for Customer's information only, a periodic (typically twice each year) roadmap of planned new features, upgrades and evolution of the Messaging Products (the “Roadmap”). The Roadmap will also detail features and upgrades that Seller is planning to provide, but for which schedules and specifications are not yet finalized. The Roadmap will also detail features that Seller is investigating, but which are only at a concept stage. Shortly after Seller's release of the Roadmap, appropriate executives from Seller and Customer shall discuss the Roadmap, and review the parties' progress in developing and deploying new features for the Messaging Products. The timing for such discussions shall be mutually agreed upon by the parties. Notwithstanding he foregoing, nothing herein will require Seller to actually deliver and specific features or upgrades reflected in the Roadmap.

1.15 *** . For the avoidance of doubt, *** .

Alcatel-Lucent/MetroPCS Proprietary Information

Appendix 1

Prices for Converged Messaging System (CMS)® Traditional Voice Mailbox

Seller will provide Customer with an Initial Converged Messaging System (CMS)® Traditional Voice Mailbox *** .

This initial system will be configured as follows:

▪	Converged Messaging System R10 (or current GA release) Mainstream software

▪	Telephony Front End cabinet

▪	High Density Telephony Servers (HDTS)

▪	Front-End LAN switches

▪	Back-End cabinet

▪	Message Servers (MS)

▪	Back-End LAN switches

▪	SS7 Integration

▪	American English, American Spanish and Mandarin (if applicable) languages

▪	*** ports

▪	*** basic voice mailboxes

▪	*** Megabytes of Storage

Note: This initial system pricing does not include spares

Exclusive Pricing Terms

▪
Seller will provide Customer with both initial system and growth pricing at *** . Any telephony server, message server, and/or additional cabinetry hardware required to support the additional Traditional Voice mailbox capacity is also included. *** .

▪
In connection with each Traditional Voice Mailbox license purchased by Customer, Seller will provide Customer all necessary services, including engineering and installation for new frames as well as incremental servers within existing frames. Seller will also provide network integration, program management, project management, and ancillary materials. These services and materials will be provided on a per-project basis at a price of *** .

Non-Exclusive Pricing Terms

▪
Seller will provide Customer with both initial system and growth pricing at *** . Any telephony server, message server, and/or additional cabinetry hardware required to support the additional Traditional Voice mailbox capacity is also included. *** .

▪
Seller will provide Customer all necessary services, including engineering and installation for new frames as well as incremental servers within existing frames. Seller will also provide network integration, program management, project management, and ancillary materials. These services and materials will be provided on a per-project basis at a price *** .

Alcatel-Lucent/MetroPCS Proprietary Information

General Pricing Terms (Exclusive and Non-Exclusive)

▪
For the avoidance of doubt, Customer may change/switch customers associated with mailboxes *** . However, this does not otherwise apply to the transfer of mailbox licenses between voicemail systems within the Customer's network.

▪	*** .

Alcatel-Lucent/MetroPCS Proprietary Information

Regional / Replacement 5100 Converged Messaging Systems (CMS) (Exclusive and Non-Exclusive):

The following applies to the migration of existing mailboxes to a designated regional system and not to the deployment of new capacity.

▪	Pricing is provided in increments of ***

▪	Minimum sizing for designated regional system deployments: ***

▪
Hardware + Platform Software + Services (Engineering, Installation, Integration, Migration, Program Management, Ancillary Materials) , inclusive of existing CMS license transfers will be priced as follows:

•	***

•	***

•	***

•	***

•	***

▪	This pricing does not include mailbox RTUs as no new capacity is included.

▪
If Customer is migrating mailboxes to an existing system, then the minimum price payable by Customer in connection with such migration will be *** . If Customer is migrating mailboxes to a new Converged Messaging System, then the minimum price payable by Customer in connection with such migration will be *** .

Alcatel-Lucent/MetroPCS Proprietary Information

Prices for Maintenance Services (Exclusive and Non-Exclusive)

Pricing for Remote Technical Support (“RTS”) Service and Repair & Exchange Service (“RES”) is set forth below. The pricing and credits described below are not conditioned in any manner upon Customer purchasing exclusively from Seller Customer's requirements for PCS CDMA System Products and/or AWS CDMA System Products.

         Customer will pay Seller *** . The minimum price per Converged Messaging System is *** .
         Customer will pay Seller *** . The minimum price per Messaging Applications Broker is *** .
         Seller will provide Customer with a *** .

5150 Messaging Applications Broker - Exclusive Purchasing Terms
Seller will provide Customer with Voicemail to Text and Visual Voicemail RTU's in accordance with the pricing levels shown below:

▪	Voicemail to Text pricing is structured as follows:.

◦	Price equals ***

◦	Purchases will be made in increments of ***

◦	Each Voicemail to Text License will include hardware, software, and services necessary to support that license on the 5150 Messaging Applications Broker

◦	Each Voicemail to Text License requires a separate Message Storage license on the CMS platform. Pricing and sizing for Message Storage is providing below.

▪	Visual Voicemail pricing is structured as follows:

◦	Price equals ***

◦	Purchases will be made in increments of ***

◦	Each Visual Voicemail License will include hardware, software, and services necessary to support that license on the 5150 Messaging Applications Broker

◦	Each Voicemail to Text License requires a separate Message Storage license on the CMS platform. Pricing and sizing for Message Storage is providing below.

▪	Message Storage pricing is structured as follows:

◦	Price equals ***

◦	Purchases will be made in increments of ***

◦	Each Message Storage License will include hardware, software, and services necessary to support that license on the 5100 Converged Messaging System

◦
The Message Storage License is applicable to Voicemail to Text and Visual Voicemail. The Message Storage License is separate from the “Basic Voice Mailbox” license outlined in the section entitled “Prices for Converged Messaging System (CMS)®”

5150 Messaging Applications Broker - Non-Exclusive Purchasing Terms
Seller will provide Customer with Voicemail to Text and Visual Voicemail RTU's in accordance with the pricing levels shown below:

Alcatel-Lucent/MetroPCS Proprietary Information

▪	Voicemail to Text pricing is structured as follows:

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦
Pricing does not include hardware or 3rd party software (e.g. handset client, etc.). Integration and Program Management pricing is not included. It does not include integration with MetroPCS' client vendor or installation of hardware.

◦	Purchases will be made in increments of ***

◦	Each Voicemail to Text License will include hardware, software, and services necessary to support that license on the 5150 Messaging Applications Broker

◦	Each Voicemail to Text License requires a separate Message Storage license on the CMS platform. Pricing and sizing for Message Storage is providing below.

▪	Visual Voicemail pricing is structured as follows:

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦
Pricing does not include hardware or 3rd party software (e.g. handset client, etc.). Integration and Program Management pricing is not included. It does not include integration with MetroPCS' client vendor or installation of hardware.

◦	Purchases will be made in increments of ***

◦	Each Visual Voicemail License will include hardware, software, and services necessary to support that license on the 5150 Messaging Applications Broker

◦	Each Voicemail to Text License requires a separate Message Storage license on the CMS platform. Pricing and sizing for Message Storage is providing below.

▪	Message Storage pricing is structured as follows:

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦	*** .

◦
Pricing does not include hardware or 3rd party software (e.g. handset client, etc.). Integration and Program Management pricing is not included. It does not include integration with MetroPCS' client vendor or installation of hardware.

◦	Purchases will be made in increments of ***

◦	Each Message Storage License will include hardware, software, and services necessary to support that license on the 5100 Converged Messaging System

◦
The Message Storage License is applicable to Voicemail to Text and Visual Voicemail. The Message Storage License is separate from the “Traditional Voice Mailbox” license outlined in the section entitled “Prices for Converged Messaging System (CMS)®”

Software Release Program
Seller will provide Customer with *** Releases for the 5100 Converged Messaging System (CMS) and the 5150 Messaging Applications Broker (MAB) (each a “Messaging Release” and collectively, the “Messaging Releases”) beginning with *** 11 (anticipated to be generally available (“GA”) *** ) and MAB Release 6 respectively (anticipated to be generally available on *** ). The Software Release

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Program is priced *** . Customer must submit a Purchase Order in the calendar year in which the Messaging Release is made GA provided it is made GA on or before the last day of November of that calendar year. In the event that a Messaging Release in made GA in the month of December, Customer may submit a Purchase Order in December or the following calendar year. Customer may not skip any Messaging Releases that are made Generally Available to the North American market by Seller. All CMS or MAB software releases will be provided on a “when and if available” basis. Pricing is based on the following:

5100 Converged Messaging System (CMS): The price for each software release is *** . This price does not include Services, Optional Features, or any additional hardware that may be necessary.

5150 Messaging Applications Broker (MAB): The price for each software release *** . The pricing contained herein does not include Services, Optional Features, or any additional hardware that may be necessary.

Transfer of RTU Licenses:
Customer may transfer like-for-like licenses between CMSs in increments of *** . Each transfer will include *** . The price for transfers in these increments is *** .

As clarification, licenses from an OC-3 CMS can only be transferred to another OC-3 CMS. Licenses from a T1 CMS can only be transferred to another T1 CMS. Licenses from a VoIP CMS can only be transferred to another VoIP CMS.

Upon purchase of license transfers, MetroPCS will earn a credit in the amount of *** .

Alcatel-Lucent/MetroPCS Proprietary Information

Third Party Software
The following third-party Software programs are bundled with the Converged Messaging System (CMS) R10 System:

Supplier	Program
Microsoft Licensing Inc.	Windows
Nuance Communications Inc.	Nuance8 ASR for SM, Nuance8 ASR tier A, Nuance8 ASR tier B, Nuance VAD, Real Speak (TTS)
RogueWave Software Inc.	SourceProC++ and SourcePro Net

Novell	SUSE Linux
SNMP Research	BRASS, Emanate Master Agent, Emanate Host Resources MIB Subagent, Emanate for UNIXWARE Master Agent and Subagents from DK, Emanate for UNIXWARE MIB Subagent
Sun Microsystems Inc.	SunOne Web Server, SunOne Directory Server 5.1
Genesys	VoiceXML engine
Versant Ltd.	OO DBMS 6.0.1.1

Alcatel-Lucent/MetroPCS Proprietary Information

Appendix 2

Integration Services

A.    Converged Messaging System (CMS) Installation/Engineering and Integration Services
OVERVIEW
Deployment of Converged Messaging System (CMS) consists of two services groupings: engineering/installation and integration. Each service grouping may be purchased separately. Because of the variations in purchased Converged Messaging System (CMS) configurations, integration parameters and Customer's network structure, the Services that Seller provides for each deployment are specific to each Customer. Seller will provide engineering, installation, integration and/or data migration services as determined by Customer's requirements and as defined within the relevant statement of work. Deliverables listed below are applicable to Converged Messaging System (CMS) Basic Voice Mail and Converged Messaging System (CMS) Unified Messaging (UM) configurations. UM may have additional, optional, Services corresponding to UM optional functions purchased. Additional UM Services will follow the Basic Voice Mail/UM format listed below, applied to any additional UM functionality purchased. Briefly stated, general deliverables for each of the offered services are as follows:

Engineering/Installation

▪	Site survey (joint effort with Customer)

▪	Subsequent detailed engineering of physical requirements

▪	Ordering and delivery of required cable and connectors and miscellaneous hardware

▪	Unpacking of equipment

▪	Placement/mounting of equipment

▪	Cabling and connection of cables

Integration

▪	Project management

▪	Internal cabinet connections

▪	Switch/network consultation as it applies to the VPMOD

▪	Power up sequencing

▪	Database and operating Software verification

▪	Purchased functionality testing

▪	Integration testing

▪	System operational testing

▪	Cut-over

INSTALLATION DETAIL

Installation begins with a site survey as part of the preparation process. Customer, in consultation with Seller's installation group, performs the site survey by completing the Seller-provided “Network

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Integration Assessment” document in conjunction with the “New Systems Installation Topics Guide” which describes how to complete the Network Integration document. When completed, the documentation is provided to Seller for technical assessment and subsequent engineering. The technical assessment will be presented to and discussed with Customer to address necessary site requirements. Installation will include physical site preparation requirements to ready the Converged Messaging System (CMS) for implementation. Typical installation detail and responsibilities (of Seller unless specified) are as follows:

Develop Pre Installation Checklist to include:

▪	Converged Messaging System (CMS) equipment dimensions - site clearances

▪	Converged Messaging System (CMS) equipment location (Seller and Customer)

▪	Verification that installation of equipment is completed

▪	Power and grounding cables / lugs; required circuit breakers for A/B power spec.

▪	T1 cable information - connector type/pin outs and quantities

▪	AC service outlet requirements and location (Customer provided parts and installation)

▪	10BaseT Lan cable information - connector type/pin outs and quantities (Seller and Customer)

▪	SS7 link information - A or F links, SSN (Seller and Customer)

▪	Phones for each switch and/or HLR, to be used for testing (Customer provided)

▪	Access to facilities protocol (Customer provided)

Physical Location Determination and Installation

▪	Foot print designation for Converged Messaging System (CMS) complex

▪	Converged Messaging System (CMS) Complex Rack Bolt Down

DC Power and Grounding (PDU) connections and cabling
Telephony Server Front End Cabinet and Message Server Back End Cabinet not each element.

▪	“3” Power drops -48VDC / 70 Amps (or as specified). Power is 2 Drops per TS Front End Cabinet and 4 Drops per MS Back End Cabinet

▪	“3” Grounding drops Same numbers as above

▪	Termination points (provided by Customer)

T1 Physical Cabling and Connections

▪	“x” RJ-45 Alcatel-Lucent 5ESS (or equivalent)

▪	T1 Continuity Testing (Loop back RJ-45)

ACS Cabling

▪	TCP/IP Ethernet Cables RJ-45 x2 (1per ACS)

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INTEGRATION DETAIL

Integration will include project management, coordination, planning, consultation, configuration & integration testing of the Converged Messaging System (CMS) by Seller to Customer's network, as well as turn up/cut-over support.

Project Management

Typically, as part of Project Management, Seller works with Customer to enable Customer to provide or define:

▪	Placement of Converged Messaging System (CMS) network elements

▪	Inbound and outbound trunk groups - agree on CIC or MLHG assignments.

▪	Assigned IP addresses for Converged Messaging System (CMS). Define subnet, gateway, default router, DHCP

▪	IP address and bind info for the SMSC

▪	Pointcodes - Converged Messaging System (CMS), STP's, HLR's int./ext./both, MSC's, Global Title

▪	Multi Line Hunt Groups

▪	Best option for remote access to Converged Messaging System (CMS) complex

Seller provides project management from project definition through program completion. Project managers develop the Statement of Work that outlines roles and responsibilities, the Project Plan, Test Plan, Test Plan results, Network Design diagrams, Specifications and documentation. Subject to approval by Customer, the project managers coordinate Project Plans and manage the resources during the project life cycle. The project manager's work with Customer representative(s) to achieve on-time service delivery. The project managers use proven industry-standard project management processes and procedures.

Initial On-site Integration

▪	Power up all Converged Messaging System (CMS) components

▪	Configure database - system options, COS provisioning and mailbox profiles

▪	Verify T1 spans, SS7 links, and bind to SMSC are up

Perform Call Test Plan Integration

▪	Build test mailboxes on each Message Server (MS)

▪	Verify integration to personal greeting for different call cases

◦	No answer

◦	Busy

◦	Multiple Greetings

◦	Phone off, local, for phones each HLR

◦	Phone on, roaming, for phones each HLR

◦	Phone off, roaming, for phones each HRL

▪	Verify mailbox locator application for each MS.

▪	Verify integration to each HDTS.

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Out-call Tests

▪	Outcall to pager/phone - verify pager sequences and re-try schedule

▪	Call Sender / Rebound (if applicable)

▪	Fax outcall

▪	Speech Dialing/Speech Messaging, etc. application access (if applicable)

MWI / Notification Testing

▪	Verify phone gets update of proper ICON, Text Message and/or M/W Count

▪	SMS M/W count notification to the SMSC

▪	SMPP cut through page to SMSC

▪
SS7 IS41 TCAP notification - INFODIR or MSGDIR. Test Global Title to each HLR if multiple HLR's in network. Verify with INET that the HLR's send acknowledgment message back to Converged Messaging System (CMS)

▪	SS7 ISUP notification

▪	SMDI Notification

CDR's, Reports, Logs and Alarms

▪	Verify CDR events are generated

▪	Verify reports function

▪	Verify logs and alarms

Test SS7 Signaling ANSI-41 (determine and test)

▪	56 K Ports SS7 A-Link assignments to STP

▪	56 K V.35 1 per ACS

▪	SS7 Point Code assignment definitions (STP GTT Routing)

▪	ACS SS7 DPC assignment for HLR /switch

Test Sample Switch Translations

▪	Seller 5ESS (or appropriate switch) translations for Call Forwarding on Busy and No Answer

▪	Support of outdialing from Converged Messaging System (CMS) to Seller 5ESS (or appropriate switch)

Determine and Test TCP/IP

▪	TCP/IP Hub/Switch assignment position

▪	ACS TCP/IP address assignment

▪	TS and MS TCP/IP address assignment

▪	SMS-C TCP/IP address assignment

▪	Provisioning TCP/IP address assignment

▪	Subnet TCP/IP assignments

▪	TCP/IP Routing assignments

▪	TCP/IP Address assignment for SMS-C

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Test Operator Web User Interface (OWUI) - I/O Service terminal functionality

▪	Verify HTTP access to Converged Messaging System (CMS)

▪	Verify interfaces

▪	Cut-through

▪	Command line interface (CLI)

▪	Voice express menus (Vex)

▪	Command line

▪	Verify On Line Documentation access

Provide In-Service/Cut-Over Support

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Appendix 3

Microsoft End User License Agreement

Microsoft Licensing Inc. has contractually obligated Alcatel-Lucent USA Inc. to include the following terms, conditions and disclaimers in any agreement for the supply of a bundled product incorporating software licensed from Microsoft Licensing Inc. or its affiliates (“MS”).

Upon delivery of the Converged Messaging System (CMS), you, Customer, will have acquired a device (“Device”) that includes software licensed by Seller from MS. Those installed products of MS origin, as well as associated media, printed materials, and “online” or electronic documentation (“SOFTWARE”) are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.

IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT (“EULA”), DO NOT USE THE DEVICE OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT SELLER FOR INSTRUCTIONS ON RETURN OF THE UNUSED DEVICE(S) FOR A REFUND. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USED ON THE DEVICE, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).

GRANT OF SOFTWARE LICENSE. This EULA grants you the following license:

➢    You may use the SOFTWARE only on the DEVICE.

➢    NOT FAULT TOLERANT. THE SOFTWARE IS NOT FAULT TOLERANT. SELLER HAS INDEPENDENTLY DETERMINED HOW TO USE THE SOFTWARE IN THE DEVICE, AND MS HAS RELIED UPON SELLER TO CONDUCT SUFFICIENT TESTING TO DETERMINE THAT THE SOFTWARE IS SUITABLE FOR SUCH USE.

➢    *** .

➢    Note on Java Support. The SOFTWARE may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated MS to make this disclaimer.

➢    No Liability for Certain Damages. EXCEPT AS PROHIBITED BY LAW, MS SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVENT IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL MS BE

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LIABLE FOR ANY AMOUNT IN EXCESS OF *** .

➢    Limitation on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

➢    SOFTWARE TRANSFER ALLOWED BUT WITH RESTRICTIONS. You may permanently transfer rights under this EULA only as part of a permanent sale or transfer of the Device, and only if the recipient agrees to this EULA. If the SOFTWARE is an upgrade, any transfer must also include all prior versions of the SOFTWARE.

➢    EXPORT RESTRICTIONS. You acknowledge that SOFTWARE is of US-origin. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. export Administration Regulations, as well as end-user, end-use and country destination restrictions issued by U.S. and other governments. For additional information on exporting the SOFTWARE, see http://www.microsoft.com/exporting/.

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